Effective immediately, the following is added to the end of the second paragraph in the sub-section entitled "Program Manager(s)" under the main heading “Management of the Fund”:

The fund's distributor, MFD, has agreed in writing to waive the program management fee for each of the fund's Class 529A, Class 529B, and Class 529C shares to 0.05% of the fund's average daily net assets attributable to each share class annually. This written agreement will expire on September 30, 2012, unless MFD elects to extend the waiver.